SECURITIES AND EXCHANGE COMMISSION

                                  WASHINGTON, D.C. 20549


                                    -------------------


                                          Form 8-K

                                       Current Report

                             Pursuant to Section 13 or 15(d) of
                            the Securities Exchange Act of 1934


                                Date of Report: May 25, 2000





Commission          Exact name of registrant as specified in its charter  State of       I.R.S. Employer
File Number         and principal office address and telephone number     Incorporation  I.D. Number

1-14514             Consolidated Edison, Inc.                             New York       13-3965100
                    4 Irving Place, New York, New York 10003
                    (212) 460-4600

1-1217              Consolidated Edison Company

                      of New York, Inc.                                   New York       13-5009340
                    4 Irving Place, New York, New York 10003
                    (212) 460-4600

1-4315              Orange and Rockland Utilities, Inc.                   New York       13-1727729
                    One Blue Hill Plaza, Pearl River, New York 10965
                    (914) 352-6000


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                          INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  OTHER EVENTS


O&R Clean Air Act Proceeding

On May 25, 2000, the New York State Department of Environmental Conservation ("DEC") issued notices of violation to Orange and Rockland Utilities, Inc. ("O&R") and four other companies that have operated coal-fired electric generating facilities in New York State. The notices allege violations of the federal Clean Air Act and the New York State Environmental Conservation Law resulting from the alleged failure of the companies to obtain DEC permits for physical modifications to their generating facilities and to install air pollution control equipment that would have reduced harmful emissions. The notice of violation received by O&R relates to the Lovett Generating Station that it sold in June 1999. O&R is unable to predict whether or not the alleged violations will have a material adverse effect on its financial position, results of operation or liquidity.

                                         SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CONSOLIDATED EDISON, INC.

                                    ORANGE AND ROCKLAND UTILITIES, INC.



                                    By    _______________________________
                                                Hyman Schoenblum
                                          Vice President and Controller

DATE:  May 30, 2000